EXHIBIT 10rr(a).

TRAQUEUR S.A.

PACTE D’ACTIONNAIRES DU 15 DECEMBRE 2003

Entre les soussignés :

•	Monsieur Stéphane SCHMOLL, demeurant 16, rue Descartes – 92190 MEUDON, marié sous le régime de la communauté de biens réduite aux acquêts ;

•	Monsieur Marc VERDET, demeurant 6, rue de Seine – 75006 PARIS, marié sous le régime sous le régime de la communauté de biens réduite aux acquêts ;

de première part,

et

•	Monsieur Jean-Jacques SCHMOLL, demeurant 141, rue de Longchamp – 75116 PARIS, marié sous le régime de la communauté universelle ;

•	Madame Jacqueline VEAUX épouse SCHMOLL, demeurant 141, rue de Longchamp – 75116 PARIS, mariée sous le régime de la communauté universelle, représentée par Jean-Jacques Schmoll ;

•	Madame Evelyne MILESI épouse SCHMOLL, demeurant 16, rue Descartes – 92190 MEUDON, mariée sous le régime de la communauté de biens réduite aux acquêts, représentée par Florence Kossoff;

•	Monsieur Luc CHAMBON, demeurant 17, rue de l’Université, 75007 Paris, marié sous le régime de communauté réduite aux acquêts ;

•	Monsieur Jules Bernard SUSSMANN, demeurant 44, route de La Corniche, 74290 Veyrier du Lac, marié sous le régime de la séparation de biens;

•	Monsieur Jean BOUSQUET, demeurant 27, rue Saint-Ferdinand – 75017 PARIS, divorcé, représenté par Florence Kossoff ;

•	La Société COLEBROOK, Limited Company, au capital de 1.000 £ dont le siège social est sis 30 Herbert Street – DUBLIN 2 – EIRE, immatriculée au RCS de Dublin sous le numéro 265396, représentée par Stéphane Schmoll ;

•	La société StockVal, holding de participation au capital de 30.000 Dollars US dont le siège social est à Curaçao, Antilles Néerlandaises, Schout Bij Nacht Doormanweg 43, immatriculée au RCS de Curaçao sous le numéro 47327, représentée par ;

•	Monsieur Xavier Gérard, demeurant 21 boulevard Beauséjour, 75116 Paris, marié sous le régime de participation aux acquêts ;

•	Monsieur Eric Gérard, demeurant 153, rue de l’Université, 75007 Paris, marié sous le régime de participation aux acquêts, représenté par ;

•	Monsieur Laurent Gérard, demeurant La Loriane, 78490 Gros Rouvre, marié sous le régime de participation aux acquêts, représenté par ;

•	Monsieur Laurent Marnier, demeurant 12, rue Charles Bernard Metzman 92200 Neuilly sur Seine Paris marié sous le régime de séparation de biens, représenté par ;

•	Monsieur Jacques Gérard, demeurant 14 rue des Barres, 75004 Paris, marié sous le régime de communauté universelle, représenté par ;

•	Madame Anne-Marie Bouriez épouse Gérard, demeurant 14 rue des Barres, 75004 Paris, mariée sous le régime de communauté universelle, représentée par ;

•	Madame Chantal Gérard épouse Lahalle, demeurant 15, rue Nicolas Couston, 78590 Noisy le Roi, mariée sous le régime de séparation de biens, représentée par ;

•	Monsieur Edouard Courtial, demeurant 85, impasse de Ramecourt, 60600 Agnetz, marié sous le régime de participation aux acquêts, représenté par ;

•	Mademoiselle Christine Gérard, demeurant 13, Boulevard Beaumarchais, 75004 Paris, de nationalité française, née le 7 février 1954 à Tulles (19000), célibataire, représentée par ;

•	Monsieur Jacques de Panisse Passis, demeurant 184, avenue Victor Hugo, 75116 Paris, de nationalité française, né le 4 février 1956 à Paris (75015), marié avec Madame Sylvie Anne de Panisse Passis, née Mortemart, sous le régime de la séparation de biens, représenté par ;

•	Monsieur Yann Houdré, demeurant 81, avenue des Ternes, 75017 Paris, de nationalité française, né le 15 juin 1963 à Saint-Malo (35), célibataire, représenté par Xavier Gérard ;

•	Lasociété CP Long Terme, société civile au capital de 71.085 euros, dont le siège social est à Paris (8ème) au 4/6 rond-Point des Champs-Élysées, immatriculée au RCS de Paris sous le numéro D 422 383 158, représentée par Jean-Jacques Schmoll;

•	Monsieur Olivier Chevrillon, demeurant 15, rue Maître Albert 75005 Paris, marié sous le régime de la communauté universelle, représenté par Jean-Jacques Schmoll ;

•	Mercure Epargne Longue, société d’investissement à capital variable dont le siège social est à Paris (8ème) au 4/6 rond-Point des Champs-Élysées, immatriculée au RCS de Paris sous le numéro 438 848 848, représentée par Jean-Jacques Schmoll;

•	Madame Nathalie Bovard, demeurant 6, rue Saint Vincent de Paul, 75010 Paris, divorcée, représentée par Jean-Jacques Schmoll;

•	La société Valerap Patrimoine, société civile au capital de 95 euros immatriculée au RCS de Paris sous le numéro D 418 102 356 et dont le siège social est 3, rue du Canivet, 75006 Paris, représentée par Jean-Jacques Schmoll;

•	Indivision Tardy-Joubert, représentée par Monsieur Philippe Tardy-Joubert, demeurant 26, avenue d’Eylau, 75016 Paris, marié sous le régime de communauté réduite aux acquêts, représentée par Florence Kossoff ;

•	Monsieur Roland de Malherbe, demeurant Le Bungalow des Ourtels, 80660 Pont de l’Arm, marié sous le régime de séparation de biens, représenté par ;

•	Monsieur Xavier Vergeade, demeurant 7, square de l’Hippodrome, 92210 Saint-Cloud, marié sous le régime de la communauté réduite aux acquêts, représenté par Stéphane Schmoll ;

•	Monsieur Fred Ullmo, demeurant 100, avenue du Président Kennedy, 75116 Paris, divorcé, représenté par Florence Kossoff ;

•	Madame Florence Kossoff, demeurant 10 bis, rue Vieille Forge, 92170 Vanves, célibataire;

•	La société Lixcam Inc., société dont le siège social est situé c/o Marcuard Cook & Cie, 7 rue des Alpes CP – CH 1211 Genève – Suisse, représentée par Xavier Gérard;

•	Monsieur Hervé Ripault, demeurant 4, boulevard des Sablons, 92200 Neuilly-sur-Seine, marié sous le régime de séparation de biens ;

•	Monsieur Pierre Dariot, demeurant 88, avenue du Parc, 91230 Montgeron, marié sous le régime de la communauté réduite aux acquêts, représenté par ;

•	Monsieur Philippe de Fontenay, demeurant 17-19, avenue Perronet, 92200 Neuilly-sur-Seine, marié sous le régime de séparation de biens, représenté par Hervé Ripault ;

•	Monsieur Arthur de la Grandière, demeurant 15, rue Raynouard, 75016 Paris, marié sous le régime de séparation de biens, représenté par Hervé Ripault ;

•	Monsieur Pierre de Croisset, demeurant 15, rue Weber, 75116 Paris, célibataire, représenté par Hervé Ripault ;

•	Monsieur Philippe Embiricos, demeurant Commonwealth House, 1-19 New Oxford Street, Londres WC1 A1NU, Grande-Bretagne, marié sous le régime de la séparation de biens, représenté par Xavier Gérard ;

•	Monsieur Gilles Rouchie, demeurant 145 rue Saint Dominique, 75007 Paris, marié sous le régime de communauté légale, représenté par Hervé Ripault ;

•	Monsieur Xavier Lépine, demeurant 158 rue de Grenelle, 75007 Paris, marié sous le régime de communauté légale, représenté par Hervé Ripault ;

•	La société Scorpion Nominees (BVI) Ltd, international business company, dont le siège social est situé c/o Oracle Management, 85 Reid Street, PO Box HM 1008 Hamilton HMDX, Bermuda, représentée par Xavier Gérard ;

•	Monsieur Neville Cook, demeurant 8, chemin du clos 1291 Commugny, CH 1223, Suisse, marié sous le régime de la séparation de biens, représenté par Jean-Charles Charpentier ;

•	Monsieur Hugues Lamotte, demeurant 16 Victoria Road, London W85RD, Grande Bretagne, marié sous le régime de la communauté réduite aux acquêts, représenté par Xavier Gérard ;

•	Monsieur Charles Durand, demeurant 5 rue de la Pointe Robert, 95110 Sannois, marié sous le régime de la communauté réduite aux acquêts, représenté par Jules Bernard Sussman ;

•	Monsieur Charley Hannoun, demeurant 147, avenue de Malakoff, 75116 Paris, marié sous le régime de la communauté réduite aux acquêts, représenté par Florence Kossoff;

•	Monsieur Dominique Fauve, demeurant 223, avenue Charles de Gaulle, 92200 Neuilly-sur-Seine, marié sous le régime de la communauté réduite aux acquêts, représenté par ;

•	Monsieur Arnold Raicher, demeurant Diewig 61 C, 1180 Bruxelles , Belgique, marié sous le régime de la communauté réduite aux acquêts, représenté par Stéphane Schmoll ;

•	Monsieur Hervé Hirt, demeurant 58, rue du Val d’Or 92150 Suresnes, marié sous le régime de la communauté réduite aux acquêts, représenté par Florence Kossoff ;

•	Lasociété Project Management Services, société à responsabilité limitée au capital de 4573,47 euros, dont le siège social est 77 – 79, avenue Poincaré 75116 Paris, immatriculée au RCS de Paris sous le numéro 389 137 845 représenté par Florence Kossoff;

ci-après désignés ensemble avec MM. Stéphane Schmoll et Marc Verdet par le « Groupe Fondateurs » ou les « Fondateurs » et rassemblant toutes les actions de catégorie A agissant conjointement mais non solidairement, de deuxième part,

•	La société LOJACK Corporation,. société de droit de l’Etat du Massachusetts, immatriculée sous le numéro (FED ID) 04-2664794, représentée par Monsieur ,

ci-après désignée comme « LOJACK »,

de troisième part,

•	La société EADS Telecom, société par actions simplifiée au capital de 29.392.309 euros, ayant son siège social rue Jean-Pierre Timbaud, 78180 Montigny-le-Bretonneux, immatriculée au R.C.S. de Versailles sous le numéro 414 848 986, représentée par Monsieur Remy Blain, ci-après désignée comme « EADS »

de quatrième part,

•	La société TRACKER Network UK Limited, Otter House, Cowley Business Park, Hight Street, Cowley Huxbridge, Middlesex, UB8 2AD, Grande-Bretagne, dûment représentée par Stéphane Schmoll,

de cinquième part,

Les signataires de troisième, quatrième et cinquième part étant ci-après désignés par le « Groupe Investisseurs Industriels » ou les « Investisseurs Industriels », sans qu’il puisse exister une quelconque solidarité entre eux,

•	La société SIGEFI VENTURES GESTION, société anonyme au capital de 240.000 €, dont le siège social est à Lyon (69006) – 139, rue Vendôme et dont le numéro unique d’identification est 420 732 661 RCS Lyon, agissant au nom, pour le compte et en sa qualité de société de gestion du FCPR SIPAREX VENTURES 1 et des FCPI ING (F) ACTIONS INNOVATION 1, ING (F) ACTIONS INNOVATION 2 UNI-INNOVATION 1 et agissant également au nom, pour le compte et en sa qualité de délégataire de la gestion des actifs non cotés du FCPI INDOCAM INNOVATION I, représentée par Monsieur Michel FAURE, dûment habilité à cet effet,

•	La société SIPAREX CROISSANCE, société en commandite par actions au capital de 67.712.325 €, dont le siège est à Lyon (69006), 139 rue Vendôme, dont le numéro unique d’identification est 312 056 641 RCS Lyon, représentée par son gérant SIGEFI, société par actions simplifiée au capital de 1.322.704 €, dont le siège est à Lyon (69006), 139 rue Vendôme, et dont le numéro unique d’identification est 331 595 587 RCS Lyon, elle-même représentée par Monsieur Michel FAURE, dûment habilité à l’effet des présentes,

•	La société SIPAREX DEVELOPPEMENT, société en commandite par actions au capital de 32.818.605 € dont le siège est à Paris (75008), 166 rue du Faubourg Saint Honoré, dont le numéro unique d’identification est 378 213 375 RCS Paris, représentée par son gérant SIGEFI, société par actions simplifiée au capital de 1.322.704 €, dont le siège social est à Lyon (69006), 139 rue Vendôme, dont le numéro unique d’identification est 331 595 587 RCS Lyon, elle-même représentée par Monsieur Michel FAURE, dûment habilité à l’effet des présentes ;

de sixième part,

Les Signataires de sixième part étant ci-après désignés ensemble par le « Groupe Siparex » sans qu’il puisse exister entre eux une quelconque solidarité,

•	CREDIT LYONNAIS PRIVATE EQUITY, Société anonyme à directoire et conseil de surveillance au capital de 8.000.000 euros, Dont le siège social est situé 43-47 avenue de la Grande Armée, 75116 PARIS, Dont le numéro d’identification au Registre du commerce et des sociétés est 428 711 196 RCS PARIS, agissant en qualité de société de gestion du FCPR CREDIT LYONNAIS CAPITAL DEVELOPPEMENT 1 et du FCPI CREDIT LYONNAIS INNOVATION 1,Représentée par Monsieur Roland DERRIEN ;

de septième part,

•	La société BNP PARIBAS DEVELOPPEMENT, société par actions simplifiée au capital de 68.000.000 €, dont le siège social est à Paris (75009), 20, rue Chauchat, immatriculée au Registre du Commerce et des Sociétés de Paris sous le numéro 348 540 592, représentée par Monsieur Denis Bougnoux, de huitième part,

•	La société VIVERIS MANAGEMENT, SAS au capital de 168.700 €, dont le siège social est 6, allée Turcat Méry, 13008 Marseille, immatriculée au R.C.S. de Marseille sous le numéro 432 544 773, représentée par Madame Elisabeth Bertelli ou Monsieur Marc Villecroze-Abdelouhab, agissant au nom, pour le compte et en sa qualité de société de gestion d’INNOVERIS compartiment 1 et Innoveris 3, Fonds Commun de Placement pour l’Innovation, de neuvième part,

•	La société INNOVEN PARTENAIRES, société anonyme à directoire et conseil de surveillance au capital de 300.000 euros, dont le siège social est situé 10 rue de la Paix, 75002 Paris, inscrite sous le numéro d’identification unique 418 248 019 R.C.S. Paris, représentée par Monsieur Thomas Balland, dûment habilité à l’effet des présentes, agissant au nom et pour le compte et en qualité de société de gestion des fonds communs de placement dans l’innovation Innoven 2000 FCPI N° 4, Innoven 2001 FCPI N° 5, Innoven 2002 FCPI N°6, FCPI Poste Innovation, FCPI Poste Innovation 2 et FCPI Poste Innovation 3,

ci-après désignée « Innoven »

de dixième part,

•	La société A PLUS FINANCE, société anonyme au capital de 72.000 euros dont le siège social est à Paris (75001), 5, rue de Castiglione, et dont le numéro unique d’identification est 420 400 699 RCS Paris, représentée par Monsieur Niels COURT-PAYEN, agissant au nom et pour le compte et en qualité de société de gestion des fonds communs de placement dans l’innovation A PLUS INNOVATION FCPI et A PLUS INNOVATION 2 FCPI,

ci-après désignée « A Plus »

de onzième part,

Les signataires de la sixième à la onzième part étant ci-après désignés par le « Groupe Investisseurs Financiers » ou les « Investisseurs Financiers » sans qu’il puisse exister entre eux une quelconque solidarité,

Les signataires de la troisième à onzième part étant globalement ci-après désignés ensemble par le « Groupe Investisseurs » ou les « Investisseurs » et rassemblant ensemble toutes les actions de catégorie B, C et D sans qu’il puisse exister entre eux une quelconque solidarité,

Les signataires de la première à la onzième part étant ci-après désignés ensemble par les « Signataires ».

INTERVIENT EGALEMENT AUX PRESENTES

•	TRAQUEUR, société anonyme au capital de 1.175.130 euros dont le siège est situé à ISSY LES MOULINEAUX (92130), 17, place de la Résistance , et dont le numéro unique d’identification est 412 027 492 RCS Nanterre, représentée par Monsieur Marc VERDET, Président du directoire, ci-après « TRAQUEUR » ou la « Société »

PRÉAMBULE :

La Société est le licencié français du groupe américain LoJack, leader mondial de la détection électronique de véhicules volés. La licence a été accordée par LoJack le 1er septembre 1997 (les copies de ce contrat de licence, de son avenant n°1 en date du 6 novembre 2001 et de son avenant n°2 en date du 15 décembre 2003, ci-après le « Contrat de Licence », figurent ci-après en Annexe A)

Elle a été constituée en 1997 et a bénéficié, depuis sa création, de plusieurs tours de financements en fonds propres et quasi fonds propres, notamment en novembre 2001 et février 2003 et juillet 2003.

Pour permettre à la Société de poursuivre son développement et financer les différents projets en cours de développement, dont, en particulier :

la commercialisation de marqueurs à implanter sur les véhicules à protéger,

la commercialisation, sous forme d’abonnements annuels, d’un service de télésurveillance, de localisation et d’alerte des forces de l’ordre à des fins de récupération des véhicules volés,

la mise en place d’actions marketing et la concrétisation de partenariats facilitant le développement commercial de la Société,

le Conseil de surveillance de la Société a approché les Signataires, i.e. qui composaient déjà le tour de table financier de la Société, ainsi qu’Innoven et A Plus.

La Société a émis ce jour au profit de certains Signataires (dont Innoven et A Plus) :

29.520 actions à bons de souscription d’actions de catégorie D d’une valeur nominale de 15 euros chacune, au prix de 86,72 euros par action, pour un montant total de 2.559.974,40 euros, prime d’émission incluse, et

44.280 obligations convertibles en actions de catégorie D assorties d’un bon de souscription d’actions au prix de 86,72 euros par obligation, pour un montant total de 3.839.961,60 euros,

ci-après l’« Opération ».

Avant la réalisation de l’Opération le 15 décembre 2003, le capital de la Société était réparti entre ses actionnaires de la façon suivante (la colonne « fully diluted » s’entendant (i) après exercice de 2.378 bons de souscription d’actions émis en novembre 1999, venant à échéance en novembre 2004 et qui ont un prix d’exercice de 152 euros, (ii) après cession à la Société pour annulation de 353 bons de souscription d’actions émis en octobre 2001, venant à échéance en octobre 2006 et qui ont un prix d’exercice de 455 euros, et (iii) après annulation et renonciation par leurs titulaires aux 780 BSPCE émis en octobre 2001, venant à échéance en octobre 2006 et qui ont un prix d’exercice de 455 euros) :

Actionnaires	Nombre d’actions	Participation en%	Nombre d’actions (« fully diluted »)	Participation en% (« fully diluted »)
J-Jacques et Stéphane et Schmoll	4.365	5,57%	5.302	6,57%
Autres	25.493	32,54%	26.734	33,12%
Total Groupe Fondateurs	29.858	38,11%	32.036	39,69%
LoJack Corp	13.361	17,05%	13.361	16,55%
EADS Telecom	4.230	5,40%	4.430	5,49%
Tracker Network UK	0	0,00%	0	0,00%
Total industriels	17.591	22,45%	17.791	22,04%
Crédit Lyonnais AM	7.922	10,11%	7.922	9,81%
BNP Paribas Dév.	1.785	2,28%	1.785	2,21%
Groupe Siparex	13.936	17,79%	13.936	17,26%
Innoveris	7.250	9,25%	7.250	8,98%
Total investisseurs financiers	30.893	39,43%	30.893	38,27%
TOTAL	78.342	100,00%	80.720	100,00%

Après la réalisation de l’Opération et l’entrée au capital d’Innoven et d’A Plus, le capital de la Société est réparti entre ses actionnaires de la façon suivante (la colonne « fully diluted » s’entendant (i) après exercice de 2.378 bons de souscription d’actions émis en novembre 1999 ayant un prix d’exercice de 152 euros et (ii) après exercice d’une nouvelle tranche d’intéressement de 12.000 BSA/BSPCE/Stock Options dont l’assemblée générale extraordinaire du 15 décembre 2003 a autorisé l’émission par le Directoire en faveur des membres de la direction de la Société et de personnes qualifiées apportant leur concours à la Société, et (iii) avant conversion des OCABSA) :

Actionnaires	total actions après émission ABSA (non dilué)	en%	en% (fully diluted pre OCABSA)	OCABSA émises
Groupe Schmoll	5515	5.00%	4.51%	316
Marc Verdet	461	0.42%	0.38%	692
Autres	28909	26.22%	23.65%	3265
Total Groupe Fondateurs	34885	31.64%	28.54%	4273
LoJack Corp.	14744	13.37%	12.06%	2075
EADS Telecom	4430	4.02%	3.62%	0
Tracker Network UK	0	0.00%	0.00%	0
Total Industriels	19174	17.39%	15.69%	2075
Crédit Lyonnais AM	10228	9.28%	8.37%	3459
BNP Paribas Dév.	1785	1.62%	1.46%	0
Groupe Siparex	18860	17.11%	15.43%	7386
Innoveris	8702	7.89%	7.12%	2179
Ss-tot. Investisseurs Financiers (sans les Nouveaux Investisseurs)	39575	35.90%	32.37%	13024
Fonds Innoven	13838	12.55%	11.32%	20756
Fonds A Plus	2768	2.51%	2.26%	4152
Ss-tot. Nouveaux Investisseurs	16606	15.06%	13.58%	24908
Total Investisseurs Financiers	56181	50,96%	45,96%	37932
Intéressement AGE 15.12.03 (12.000 soit BSA, soit BSPCE soit S-options)			9.82%	0

Total	110.240	100.00%	100.00%	44.280

Il est enfin rappelé qu’il existait un pacte d’actionnaires en date du 26 novembre 2001 modifié par un avenant en date du 27 novembre 2001 ainsi que d’autres engagements entre actionnaires, auquel les Signataires ont unanimement décidé de mettre fin à compter de la signature du Pacte à l’exception toutefois du protocole conclu entre certains actionnaires de catégorie A.

Les Nouveaux Investisseurs ont accepté de souscrire à l’Opération après présentation et sur la base notamment du projet de développement de la Société (le « Business Plan ») qui figure en Annexe B, élaboré par la Société compte tenu d’une perspective de liquidité, par introduction ou par la cession de la Société, à un horizon de 3 ans à compter du 1er janvier 2004.

MM. Stéphane SCHMOLL et Marc VERDET reconnaissent que l’investissement réalisé par les Nouveaux Investisseurs et la quotité du capital de la Société et des droits de vote dans ses assemblées détenus par eux, sont directement liés à la participation de MM. Stéphane SCHMOLL et Marc VERDET dans le capital de la Société, et à leur implication dans la gestion de celle-ci et dans le développement du Business Plan ainsi qu’à la composition du capital et des organes sociaux de la Société.

ELEMENTS DETERMINANTS DE L’OPÉRATION :

Les Nouveaux Investisseurs ont accepté d’apporter leurs concours en considération des éléments déterminants ci-après :

Volonté affichée par MM. Stéphane SCHMOLL et Marc VERDET de poursuivre une croissance ambitieuse et de faire de la Société un acteur de premier rang au niveau national dans le domaine de la commercialisation de systèmes de recherche de véhicules volés.

Présence effective de MM. Stéphane SCHMOLL et Marc VERDET à la direction de la Société et engagement de leur part à consacrer exclusivement leur activité professionnelle au développement de la Société.

Existence du Contrat de Licence entre la société LoJack et Traqueur prévoyant la possibilité de commercialiser, en France, le système Traqueur de recherche des véhicules volés.

Accord du Groupe Fondateurs pour faire participer activement les Investisseurs au développement de la Société et des sociétés sous son contrôle ainsi que pour leur donner la priorité par rapport à tout nouvel investisseur pour apporter un concours financier ultérieur à la Société ou ses filiales, actuelles ou à créer.

EN CONSEQUENCE, IL A ETE CONVENU CE QUI SUIT :

ARTICLE 1 – OBJET

Le Pacte a pour objet de définir :

•	les modalités suivant lesquelles pourra s’exercer le droit de préemption réciproque de chacun des Signataires en cas de Transmission de Valeurs Mobilières appartenant aux autres Signataires ;

•	les modalités suivant lesquelles pourra s’exercer le droit de retrait des Investisseurs, en cas de Transmission du contrôle ou de non-respect par MM. Stéphane SCHMOLL et Marc VERDET, de leur engagement de maintenir les éléments qui ont déterminé la prise de participation des Investisseurs.

ARTICLE 2 – DEFINITIONS

Les mots écrits avec une majuscule dans le corps du texte auront les définitions suivantes :

ABSA	Désigne les 29.520 ABSA émises par l’assemblée générale extraordinaire en date du 15 décembre 2003.

Actions Prioritaires	Désigne les Actions de catégorie D émises par l’assemblée générale extraordinaire en date du 15 décembre 2003 ou pouvant résulter (i) soit de la conversion des OCABSA, (ii) soit de l’exercice des BSA Ratchet.

Actionnaire(s)	Désigne un ou plusieurs actionnaires de la Société.

Actions	Désigne les actions émises ou qui seront émises par la Société d’une valeur nominale de 15 euros chacune.

Activité	Désigne l’activité de la Société, à savoir le développement, en France, du système LOJACK permettant la localisation de véhicules volés.

BSA Ratchet	Désigne les BSA attachés (i) aux ABSA émises lors de l’AGE du 15 décembre 2003 et (ii) aux ABSA résultant de la conversion éventuelle des OCABSA.

Changement de Contrôle

Il résultera :

1) soit toute Transmission ayant pour effet la détention, directe ou indirecte, immédiate ou différée, par un seul Actionnaire, par plusieurs Actionnaires sous Contrôle Commun ou par un ou plusieurs Tiers agissant seul ou de concert au sens de l’article L.233-10 du Code de Commerce, de plus de 50% du capital ou des droits de vote de la Société ;

Si la détention majoritaire n’est pas immédiate, le franchissement de ce seuil est calculé en tenant compte de la dilution susceptible de résulter de l’exercice de tous les droits contenus dans le projet de Transmission et donnant vocation, par conversion, droit de souscription, échange ou autrement à une quotité du capital de la Société, de ses droits ou de ses résultats. Sont toutefois exclus de ce calcul les bons de souscription d’actions (autonomes ou faisant partie d’une valeur mobilière composée) qui, permettant de souscrire des Actions au pair, procurent à leurs détenteurs la garantie de pouvoir réduire le prix moyen pondéré de souscription des Actions détenues par eux, mais dont les conditions permettant de les exercer ne sont pas remplies à la date du calcul.

2) soit le franchissement à la hausse (autre que par conversion des OCABSA) par un Investisseur du seuil de 33,33% du capital et des droits de vote de la Société.

Contrôle	Désigne le contrôle direct ou indirect, au sens de l’article L 233-3 du Code de Commerce. Deux entités sont considérées comme soumises à un Contrôle commun (« Contrôle Commun ») lorsque soit l’une d’elles Contrôle l’autre soit les deux sont soumises au Contrôle direct ou indirect d’une même personne physique ou morale ou d’un même groupe de personnes physiques ou morales agissant de concert.

Contrôler	Désigne le fait d’exercer ou de détenir un Contrôle.

Droits de propriété	Désignent les éléments et droits de propriété intellectuelle détenus par la Société, en particulier la licence du système Traqueur, les brevets propres, les connaissances et savoir-faire de fabrication et d’industrialisation, les logiciels.

Gestionnaire du Pacte	Désigne la personne physique ou morale, mandataire désigné irrévocablement par les Signataires, pour eux-mêmes et leurs ayants droit, et chargée, dans leur intérêt commun, de recevoir et transmettre tous ordres de mouvement, donner toutes instructions au teneur de compte et, d’une manière générale, veiller à la bonne exécution du Pacte et prendre toutes dispositions utiles ou nécessaires à cet effet.

Groupe SIPAREX	Désigne ensemble les sociétés SIPAREX ASSOCIES, SIGEFI, SIGEFI VENTURES GESTION, SIPAREX DEVELOPPEMENT, et SIPAREX CROISSANCE, ainsi que toute société Contrôlée par l’une ou l’autre de ces cinq sociétés et tout fonds commun de placement dont tout ou partie des actifs est géré par l’une ou l’autre de ces cinq sociétés ou par une société Contrôlée par l’une ou l’autre de ces cinq sociétés.

Investisseurs D	Désigne les détenteurs d’Actions Prioritaires.

Jours	Désigne l’unité de compte des délais au sens du Pacte qui correspond à un jour calendaire. Un jour des mois autres que Juillet et Août est compté comme un Jour. Un jour des mois de Juillet et Août est compté comme 1/2 Jour. Tous les délais sont francs et courent à compter de la réception des notifications (le cachet de la poste faisant foi).

Licence LOJACK	Désigne la licence (modifiée par l’avenant n°1 du 6 novembre 2001 et par l’avenant n°2 en date du 15 décembre 2003) consentie en date du 1er septembre 1997 par la société LoJack à la Société et pourtant sur le système Traqueur de localisation des véhicules volés.

Nouveaux Investisseurs	Désigne les Fonds gérés par Innoven et A Plus.

OCABSA	Désigne les 44.280 obligations convertibles en Actions Prioritaires dont l’émission a été décidée par l’assemblée générale de la Société en date du 15 décembre 2003.

Pacte	Désigne le présent pacte d’Actionnaires.

Participation	Désigne le pourcentage que représente, au moment du calcul, le nombre d’Actions et d’OCABSA détenues par un Actionnaire par rapport au nombre total des Actions et d’OCABSA émises par la Société, compte non tenu des Valeurs Mobilières autres que des Actions et les OCABSA, étant précisé que chaque OCABSA étant réputée permettre par conversion la détention de 1,667 actions de la Société.

Participation Minimum Qualifiée

Désigne la participation résultant de l’addition des participations des Signataires acceptants l’Offre d’Achat de 100% (telle que celle-ci est définie à l’article 5.1.2 ci-dessous) et qui :

(i)       excède soixante-sept pour cent (67%) des Valeurs Mobilières représentant, ou des Valeurs Mobilières (hors BSA Ratchet) et,

(ii)      à condition (si l’Offre d’Achat de 100% est présentée avant le 15 décembre 2008) que ce pourcentage de 67% comprenne, à peine de nullité de l’acceptation de l’Offre d’Achat de 100%, les Actions détenues par Innoven,

(iii)     la condition prévue par le paragraphe (ii) ci-dessus n’étant toutefois pas applicable si l’Offre d’Achat de 100% assure aux Investisseurs D un taux de rendement interne minimum de 50% l’an.

Il est précisé que pour les besoins de la présente définition, dans l’hypothèse où un titulaire d’Actions céderait dans le cadre de l’Offre d’Achat de 100% des OCABSA en même temps que ses Actions, ces OCABSA seront intégrées dans les calculs de Participation Minimum Qualifiée ci-dessus et chaque OCABSA cédée sera réputée être égale à 1,667 Action Prioritaire.

Représentant du Groupe Fondateurs	Désigne l’un des membres du Groupe Fondateurs chargé, dans l’intérêt commun des membres de ce groupe, de les représenter, notamment de recevoir et transmettre toutes notifications.

Signataire / Partie	Désigne tout signataire d’origine du Pacte et tout adhérent au Pacte.

Société	Désigne la société Traqueur.

Tiers	Désigne toute personne ou entité non Signataire du Pacte.

Transmission	Désigne toute opération, à titre onéreux ou gratuit, entraînant le transfert de la pleine propriété, de la nue propriété ou de l’usufruit de Valeurs Mobilières, notamment, mais sans que cette liste soit exhaustive, les transmissions, échanges (y compris en cas de fusion ou de scission), apports en société, donations, liquidations de communautés ou de successions, attributions, adjudications.

Valeur Mobilière

Désigne :

•        tout titre représentatif d’une quotité du capital émis ou à émettre par la Société ou de droit de vote de la Société, ou donnant droit, d’une façon immédiate ou différée, par voie de conversion, d’échange, de remboursement, de présentation d’un bon ou de quelque manière que ce soit, à l’attribution d’un titre représentatif d’une quotité du capital émis par la Société ou de droit de vote de la Société,

•        tout bon ou droit donnant droit à la souscription ou à l’attribution d’une Valeur Mobilière telle que présentement définie,

et, plus généralement, toute valeur visée au chapitre VIII du Titre II du Livre II du nouveau Code de Commerce.

ARTICLE 3 – DROIT DE PREEMPTION EN CAS DE TRANSMISSION DE VALEURS MOBILIERES

Chacun des Signataires accorde aux autres Signataires, dans les conditions du paragraphe 3-2 et sous réserve des exceptions prévues au paragraphe 3-1 et sans préjudice des dispositions des Articles 3bis et 4, un droit de préemption dans le cas où il serait bénéficiaire d’une offre d’achat de ses Valeurs Mobilières qu’il serait prêt à accepter (ci-après le « Projet de Transmission »).

Le bénéfice du droit de préemption est conditionné à la détention par un Signataire (autre qu’un Investisseur Financier) qui souhaite s’en prévaloir ou en bénéficier d’Actions représentant au moins 1,5% du capital et des droits de vote de la Société.

3-1 Cas où la Transmission des Valeurs Mobilières est libre

Ne sera pas soumis au droit de préemption défini par le présent article, toute Transmission de Valeurs Mobilières :

•	entre membres du Groupe Fondateurs sous réserve des dispositions de l’Article 4, étant entendu que toute Transmission de Valeurs Mobilières entre membres du Groupe Fondateurs sera soumise à un droit de préemption en faveur de MM. Stéphane SCHMOLL et Jean-Jacques SCHMOLL avec une faculté de substitution au profit de tout actionnaire du Groupe Fondateurs, conformément aux principes de l’Article 3.2 ci-après,

•	par un membre du Groupe Investisseurs Financiers à une SICAV ou un fonds commun de placement régi par le Code Monétaire et Financier dont il assure la direction ou la gestion ou dont la gestion est effectuée par la même société, cette SICAV ou ce fonds étant tenu de plein droit aux engagements résultant du Pacte,

•	par un membre du Groupe Investisseurs Financiers à une société qui le Contrôle ou qu’il Contrôle ou à une société placée sous le même Contrôle,

•	par un membre du Groupe Investisseurs Financiers, constitué sous la forme d’un fonds commun de placement qui est Actionnaire, au profit de ses membres en cas de dissolution du fonds,

•	par une société ou un fonds du Groupe SIPAREX à une autre société ou fonds du Groupe SIPAREX,

•	par un fonds géré par le CREDIT LYONNAIS PRIVATE EQUITY au profit de sociétés ou d’autres fonds d’investissement gérés par le CREDIT LYONNAIS PRIVATE EQUITY ou par des sociétés de gestion qu’il Contrôle ou qui le Contrôlent et, plus généralement, à des sociétés ou fonds d’investissement Contrôlés ou gérés soit par une structure du groupe auquel appartient le CREDIT LYONNAIS PRIVATE EQUITY soit par une structure du groupe de l’actionnaire Contrôlant ce dernier,

•	par un membre du Groupe Investisseurs Industriels à une société qui le Contrôle ou qu’il Contrôle ou à une société placée sous le même Contrôle sous réserve de l’accord préalable du conseil de surveillance qui ne pourra être refusé que pour un juste motif,

•	par CP Long Terme à (i) une société qui le Contrôle, ou qu’il Contrôle ou à une société placée sous le même Contrôle, ou à (ii) une société qui est directement ou indirectement Contrôlée, conjointement ou indépendamment, par Monsieur Cyrille Chevrillon, Madame Nathalie Bovard et Monsieur Nicolas Trébouta,

•	par le FCPI Innoveris au profit d’une société ou d’autres fonds gérés par Vivéris Management, ou une société qui le Contrôle ou qu’il Contrôle et plus généralement à des sociétés ou fonds contrôlés ou gérés par le groupe Caisse d’Epargne,

•	par LoJack au profit:

(i)	d’une société qui le Contrôle, ou qu’il Contrôle ou à une société placée sous le même Contrôle sous réserve de l’approbation préalable du conseil de surveillance qui ne pourra être refusée que pour juste motif ou

(ii)	à un Tiers Acquéreur à condition que:

(a)	cette Transmission intervienne dans le cadre de la cession de la totalité ou d’une partie substantielle des actifs et du passif de la société LoJack, y compris tous les brevets et autres droits de propriété intellectuelle ou industrielle qui sont ou deviendront l’objet du Contrat de Licence,

(b)	la Transmission ait lieu au profit d’un seul et unique cessionnaire, et

(c)	cette Transmission n’entraîne pas la résiliation ou la modification des termes ou des conditions du Contrat de Licence, et

(d)	la société LoJack, préalablement à la réalisation de la Transmission envisagée, notifie au Président du Directoire l’ensemble des documents démontrant que les conditions des paragraphes (ii) (a) à (ii) (c) précédents sont satisfaites.

Pour l’application du paragraphe (ii)(a) ci-dessus le terme « substantielle » signifiera (i) qu’au moins 90% des actifs et des passifs de la société LoJack ont été cédés dans le cadre de la Transmission et que (ii) l’absence de Transmission de certains des actifs et passifs n’est pas essentielle au regard de l’activité de la société LoJack et n’est pas contradictoire avec les dispositions des paragraphes (ii)(a) à (ii)(c),

•	réalisée en application des dispositions de l’Article 6 ci-après.

Néanmoins, tout Projet de Transmission visé au présent article devra faire l’objet d’une information a posteriori dans les conditions prévues au paragraphe 3-2-1 ci-après.

3-2 Organisation du droit de préemption

3-2-1 Notification du Projet de Transmission

Tout Projet de Transmission de Valeurs Mobilières appartenant à un Signataire devra être notifié aux autres Signataires (ou à leur représentant), avec l’indication :

•	du nombre et de la nature des Valeurs Mobilières dont la Transmission est projetée,

•	des nom, prénom et domicile ou dénomination et siège social de chacun des bénéficiaires de la Transmission, ainsi que, s’il s’agit d’une personne morale, de la dénomination et du siège social ou du nom et de l’adresse des personnes morales ou physiques qui, le cas échéant, la contrôlent,

•	du prix ou de la valeur retenue pour l’opération,

•	des modalités de paiement du prix et de toutes autres conditions de l’opération dont, en cas de paiement en nature, le nombre, la nature et l’évaluation des biens remis en échange,

•	le montant du compte courant du cédant dans les livres de la Société à la date de notification.

Cette notification devra être accompagnée d’une copie certifiée conforme de l’engagement d’achat de l’acquéreur mentionnant expressément le prix offert et son engagement d’adhérer au Pacte.

Toute notification incomplète sera considérée comme nulle.

3-2-2 Modalités d’exercice du droit de préemption

Si le Projet de Transmission n’entre pas dans les provisions du paragraphe 3-1 ci-dessus, les soussignés ci-après définis bénéficieront d’un droit de préemption selon l’ordre de priorité suivant :

a)	En cas de Transmission par un membre du Groupe Fondateurs :

•	en premier rang, chacun des membres du Groupe Fondateurs autres que l’auteur de la Transmission,

•	en second rang, chacun des Investisseurs.

b)	En cas de Transmission par un membre du Groupe Investisseurs :

•	en premier rang, chacun des Investisseurs autres que l’auteur de la Transmission,

•	en deuxième rang, chacun des Fondateurs.

Chacun des bénéficiaires du droit de préemption, tels que définis ci-dessus, disposera d’un délai de (45) quarante cinq Jours pour notifier qu’il entend exercer son droit de préemption.

En l’absence de notification dans ce délai, la Transmission pourra être réalisée aux conditions qui ont été notifiées.

Si l’un ou plusieurs des bénéficiaires du droit de préemption notifient leur intention de préempter, le droit de préemption ne pourra être effectivement exercé que si l’ensemble des demandes notifiées par eux porte sur la totalité des Valeurs Mobilières dont la Transmission est projetée.

Si tel est le cas, la Transmission des Valeurs Mobilières sera réalisée au profit des préempteurs selon l’ordre de priorité défini au premier alinéa ci-dessus et dans les proportions suivantes.

Les demandes de préemption sont satisfaites dans l’ordre et dans les limites suivantes :

a)

d’abord, les demandes émanant des bénéficiaires du droit de préemption de premier rang à proportion de leur droit irréductible. Ce droit s’exercera à proportion du nombre d’Actions appartenant à chaque préempteur de premier rang par rapport au nombre total d’Actions appartenant à tous les préempteurs de premier rang.

Puis, si toutes les Valeurs Mobilières dont la Transmission est projetée ne sont pas préemptées par l’exercice des droits irréductibles et si la demande de préemption d’un préempteur de premier rang n’a pas été intégralement satisfaite, à concurrence de celle-ci et en proportion de son droit réductible. Ce droit s’exercera à proportion du nombre d’Actions lui appartenant par rapport au nombre total d’Actions appartenant aux préempteurs de premier rang dont la demande de préemption n’a pas été intégralement satisfaite par l’exercice de leur droit irréductible, et, ainsi de suite s’il existe un solde, les rompus étant attribués à la plus forte moyenne.

b)	Ensuite, si toutes les Valeurs Mobilières dont la Transmission est projetée ne sont pas préemptées par l’exercice des droits définis au paragraphe a) ci-dessus, les demandes émanant des bénéficiaires du droit de préemption de second rang seront servies à proportion de leur droit irréductible puis réductible.

Il est, en outre, précisé que, pour déterminer le nombre d’Actions appartenant à un préempteur, il sera tenu compte, non seulement des Actions, quelle qu’en soit la catégorie, qu’il possédera au jour de la notification, mais également de celles, quelle qu’en soit la catégorie, pouvant être issues des Valeurs Mobilières qu’il possédera à cette date (à l’exception de tous BSA Ratchet), étant précisé que pour ce calcul, chaque OCABSA sera réputée permettre par conversion la détention de 1,667 actions de la Société.

Par le seul fait de la notification de l’exercice de ce droit, la vente sera réalisée au profit des préempteurs, à un prix égal à celui proposé par le Tiers acquéreur ou résultant des conditions de la Transmission envisagée. Toutefois, dans le cas où le prix proposé par le Tiers acquéreur ne serait pas un prix en numéraire et où les bénéficiaires du droit de préemption ne seraient pas d’accord sur le prix proposé, le prix serait fixé par un expert dans les conditions prévues à l’Article 10-3 ci-après. Les ordres de mouvement et toutes autres pièces nécessaires devront, dans les trente (30) Jours de cette notification ou dans les trente (30) Jours de la remise du rapport de l’expert, en cas d’expertise, être remis aux cessionnaires.

En outre, les soussignés ayant exercé leur droit de préemption seront tenus d’acquérir, chacun à proportion du nombre de Valeurs Mobilières qu’il aura acquises par l’exercice de son droit de préemption, les comptes courants du cédant. Si le droit de préemption ne porte que sur une partie seulement de l’ensemble des Actions détenues par le cédant (dans le cas où ce dernier ne céderait qu’une partie seulement de ses Actions), alors les soussignés ayant exercé le droit de préemption ne seront tenus d’acquérir les comptes courants du cédant que dans la même proportion que le nombre d’Actions acquises par rapport au nombre total d’Actions du cédant étant précisé que le droit de préemption ne pourra être effectivement exercé que si les soussignés ayant exercé leur droit de préemption acquièrent la totalité du montant du compte courant devant être cédé en même temps que les Actions.

3-3 Restrictions au nantissement de Valeurs Mobilières

Pour permettre aux Signataires d’exercer leur droit de préemption en cas de réalisation de son gage par le créancier nanti, chacun des Signataires s’oblige, en cas de nantissement de Valeurs Mobilières lui appartenant, à obtenir préalablement du créancier :

•	qu’il renonce à demander en justice l’attribution, à son profit, des Valeurs Mobilières nanties,

•	et qu’au cas où il demanderait la vente de ces valeurs aux enchères, il s’oblige à faire insérer, dans le cahier des charges de l’adjudication, une disposition permettant aux bénéficiaires du droit de préemption de se substituer au dernier enchérisseur, dans un délai de quinze (15) Jours à compter de l’adjudication.

Ces restrictions aux droits du créancier nanti devront être mentionnées dans les comptes d’Actionnaires.

ARTCICLE 3 BIS – DROIT DE CESSION CONJOINTE ET PROPORTIONNELLE

Sans préjudice des stipulations des Articles 3 et 4 relatifs au droit de préemption et au droit de retrait des Investisseurs notamment en cas de cession libre prévue par l’Article 3-1, les Signataires s’interdisent de céder tout ou partie des Valeurs Mobilières qu’ils détiennent à un Tiers Acquéreur sans proposer aux Investisseurs D de céder, au même prix, un nombre de Valeurs Mobilières leur appartenant, déterminé sur la base de la formule suivante :

N = N’ x A

    B

Où	N = Nombre de Valeurs Mobilières de la Société pouvant être cédées par chaque Investisseur D.
N’ = Nombre total de Valeurs Mobilières de la Société que le(s) Signataire(s) cédant(s) envisage(nt) de céder.
A = Nombre total de Valeurs Mobilières résultant de la Participation de l’Investisseur D ayant exercé son droit de cession conjointe et proportionnelle
B = Nombre total de Valeurs Mobilières appartenant au(x) Signataire(s) cédant(s) et aux Investisseurs D ayant exercé leur droit de cession conjointe.

N sera arrondi au nombre entier le plus proche.

En conséquence, préalablement à toute cession de Valeurs Mobilières, le Cédant s’engage à informer, par lettre recommandée avec accusé de réception, chaque Investisseur D du nombre de Valeurs Mobilières qu’il entend céder, du prix, des conditions de la vente et du nom de l’acquéreur, comme il est dit à l’Article 3-2-1.

Les Investisseurs D disposeront d’un délai de quarante-cinq (45) Jours à compter de la réception de la notification ci-dessus visée pour faire connaître, par lettre recommandée avec accusé de réception adressée au Cédant, leur intention de céder des Valeurs Mobilières dans la même proportion que le Cédant. Ce dernier fera son affaire personnelle d’obtenir de son acquéreur qu’il achète, dans cette proportion, les Valeurs Mobilières détenues par les Investisseurs D ayant exercé leur droit de cession conjointe et proportionnelle.

Dans le cas où des Signataires auraient réalisé une cession de Valeurs Mobilières en violation des dispositions du présent article, ces Signataires seraient tenus d’acquérir solidairement les Valeurs Mobilières que les Investisseurs D auraient été en droit et auraient souhaité céder conformément aux dispositions ci-dessus.

Il est expressément précisé que, dans le cas où une cession de Valeurs Mobilières entraînerait ou serait susceptible d’entraîner le Changement de Contrôle, il serait fait application des dispositions de l’Article 4 relatif au droit de retrait en cas de Changement de Contrôle.

ARTICLE 4 – CHANGEMENT DANS LE contrôle DE LA Société

4-1 Droit de retrait en cas de prise de Contrôle de la Société par un Tiers ou un Actionnaire dans le cadre d’une Transmission de Valeurs Mobilières

Chacun des Signataires s’interdit de procéder, seul ou conjointement avec d’autres Signataires à une Transmission de Valeurs Mobilières qui aurait pour effet ou serait susceptible d’avoir pour effet, en une ou plusieurs fois, de Transférer le Contrôle de la Société à un Tiers ou à un Actionnaire (ci-après l’« Acquéreur ») sans permettre aux autres Signataires de se retirer de la Société.

Il est précisé que pour apprécier la Transmission du Contrôle de la Société, il sera tenu compte:

•	d’une part, des Valeurs Mobilières détenues ou devant être détenues par l’Acquéreur, toute société qu’il Contrôle, qui le Contrôle ou qui est Contrôlée par la même société que celle qui Contrôle l’Acquéreur et par toute personne agissant de concert, au sens de l’article L 233-10 du Code de Commerce, avec l’Acquéreur, et

•	d’autre part, des Actions ainsi que celles dont l’émission pourrait résulter, immédiatement ou à terme, de toutes les Valeurs Mobilières.

4-1-1 Notification du Projet de Transmission

En conséquence, tout Signataire, agissant seul ou conjointement avec d’autres Signataires, qui envisagerait de procéder à une Transmission de Valeurs Mobilières dans les conditions exposées ci-dessus devra le notifier aux autres Signataires (ci-après les « Bénéficiaires ») dans les conditions prévues au paragraphe 3-2-1.

Cette notification devra être accompagnée d’une copie certifiée conforme de l’engagement d’achat du Tiers acquéreur mentionnant expressément le prix offert ainsi que les conditions de l’offre.

4-1-2 Exercice du droit de préemption ou du droit de retrait

Chacun des Bénéficiaires disposera d’un délai de quarante-cinq (45) Jours pour notifier aux autres Signataires désirant procéder, seul ou conjointement avec d’autres Signataires (ci-après les « Cédants ») à une Transmission de Valeurs Mobilières son intention:

•	soit d’exercer son droit de préemption, selon les modalités définies au paragraphe 3-2-2 ci-dessus,

•	soit de se retirer de la Société.

En l’absence de notification dans ce délai, le Projet de Transmission pourra être réalisé aux conditions notifiées aux Bénéficiaires.

En cas de notification, par un ou plusieurs Bénéficiaires, de leur intention de se retirer de la Société, les Cédants seront solidairement et indivisiblement tenus d’acquérir ou de faire acquérir la totalité des Valeurs Mobilières appartenant aux Bénéficiaires, à un prix égal (sous réserve de la répartition inégalitaire du prix prévue à l’Article 5.2) à celui proposé par le Tiers acquéreur ou résultant des conditions de la Transmission envisagée, à l’exclusion de toute garantie d’actif et de passif sous réserve du respect des termes de l’Article 11 ci-après.

Les ordres de mouvement et toutes autres pièces nécessaires devront être remis aux cessionnaires dans les trente (30) Jours de la notification.

Dans le cas où, dans les douze (12) mois précédant le Changement de Contrôle, les Cédants auraient cédé des Valeurs Mobilières au Tiers acquéreur (ou à toute société qu’il Contrôle, qui le Contrôle ou qui est contrôlée par la même société que celle qui Contrôle le Tiers acquéreur) à un prix supérieur à celui appliqué pour la Transmission entraînant le Changement de Contrôle, le prix de cession des Valeurs Mobilières appartenant aux Bénéficiaires ayant exercé leur droit de retrait sera égal au prix pondéré par le nombre de Valeurs Mobilières cédées de cession de toutes les Valeurs Mobilières cédées dans le cadre du Changement de Contrôle et de celles cédées dans les douze (12) mois précédant par les Cédants comme exposé ci-dessus.

Il est également précisé que, dans le cas où, dans les neuf (9) mois suivant la date de la Transmission ayant entraîné le Changement de Contrôle, les Cédants céderaient des Valeurs Mobilières au même Tiers acquéreur (ou à toute société qu’il Contrôle, qui le Contrôle ou qui est Contrôlée par la même société que celle qui Contrôle le Tiers acquéreur) à un prix supérieur à celui qui aura été payé aux Bénéficiaires ayant exercé leur droit de retrait, ceux-ci auront droit à un complément de prix égal (sous réserve de la répartition inégalitaire du prix prévue à l’Article 5.2) à la différence entre le prix pondéré des cessions réalisées par les Cédants dans les conditions exposées ci-dessus et le prix payé dans le cadre de la mise en œuvre du droit de retrait.

En conséquence, les Cédants s’engagent à communiquer aux Bénéficiaires tous les renseignements nécessaires à la bonne exécution du présent alinéa. Le complément de prix sera payable dans les quinze (15) Jours de la réalisation des cessions ouvrant droit au complément de prix.

4-2 Non réalisation de l’opération projetée

Si, alors que les Bénéficiaires n’ont pas exercé ou ont renoncé à exercer leur droit de préemption ou de retrait, la Transmission projetée n’est pas effectivement réalisée dans un délai de six (6) mois à compter de la notification prévue aux paragraphes 4-1-1 ou 4-2-1, la notification devra être renouvelée selon les mêmes modalités.

ARTICLE 5 – OFFRE D’ACHAT PORTANT SUR LA TOTALITE DU CAPITAL

5-1 Engagement de cession:

5.1.1 Mandat de vente

A compter du lendemain de la réunion de l’assemblée générale des actionnaires de la Société approuvant les comptes de l’exercice clos au 31 décembre 2005 et aussi longtemps qu’Innoven sera titulaire de Valeurs Mobilières, Innoven pourra donner mandat exclusif (ci-après le « Mandat ») à une banque d’affaires de réputation internationale en vue de trouver un Tiers acquéreur de la totalité des Valeurs Mobilières émises par la Société.

5.1.2 Principe de la sortie en bloc

(a) Tout Signataire qui aura connaissance d’une offre d’achat irrévocable portant sur la totalité du capital et des droits de vote de la Société ou qu’une offre aura été reçue par la Société ou Innoven dans le cadre du Mandat défini à l’Article 5.1.1 (ci-après « l’Offre d’Achat de 100% ») devra le notifier aux autres Signataires dans les conditions prévues au paragraphe 3-2-1 et joindre à cette notification une copie de l’offre du candidat acquéreur certifiée conforme.

Chaque Signataire disposera d’un délai de quinze (15) Jours pour accepter cette Offre d’Achat de 100%, soit par notification à tous les Signataires, soit lors d’une réunion à laquelle seront convoqués tous les Signataires sur l’initiative du plus diligent. Chaque Signataire pourra désigner un mandataire pour cette réunion et un procès-verbal de celle-ci sera dressé et signé par les Signataires présents ou leurs mandataires.

(b) Si l’Offre d’Achat de 100% est acceptée par des Signataires détenant ensemble des Valeurs Mobilières représentant une Participation Minimum Qualifiée, chaque Signataire sera tenu de céder à l’auteur de cette Offre d’Achat de 100% la totalité des Valeurs Mobilières lui appartenant, aux conditions proposées dans l’Offre d’Achat de 100%, sous réserve des dispositions du paragraphe 5.1.2 et de l’Article 11 ci-après.

En cas d’inexécution de cette obligation entraînant la caducité de l’Offre d’Achat de 100%, les Signataires défaillants seront solidairement tenus d’acquérir ou de faire acquérir, la totalité des Valeurs Mobilières détenues par les Signataires ayant accepté l’Offre d’Achat de 100%, aux conditions de celles-ci.

(c) Toutefois, dans le cas où l’Offre d’Achat de 100% serait acceptée dans les conditions ci-dessus, seuls les Investisseurs Industriels qui n’auraient pas accepté l’Offre d’Achat de 100% disposeront de la faculté d’exercer leur droit de préemption, tel que prévu à l’Article 3 ci-dessus, sous réserve de le notifier à tous les Signataires dans les huit Jours de l’acceptation de l’Offre d’Achat de 100%.

En cas d’exercice de leur droit de préemption, les Investisseurs Industriels seront tenus d’acquérir l’intégralité des Valeurs Mobilières appartenant aux Signataires ayant accepté l’Offre d’Achat de 100%, aux conditions de celle-ci sous réserve des dispositions du paragraphe 5-2 qui seront applicables. A défaut pour les Investisseurs Industriels de notifier leur décision d’exercer leur droit de préemption dans les huit Jours prévus ci-dessus, ils seront tenus de céder l’intégralité de leurs Valeurs Mobilières dans les conditions prévues à l’alinéa précédent.

5-2 Répartition inégalitaire du prix de cession

5.2.1 Pour les besoins du présent Article 5-2, dans l’hypothèse où un titulaire d’Actions céderait, dans le cadre de la Cession considérée, des OCABSA en même temps que ses Actions, ces OCABSA seront intégrées dans les calculs de répartition prioritaire du prix de cession figurant ci-dessous et chaque OCABSA cédée sera réputée cédée (i) pour un prix égal à 1,667 fois le prix auquel serait cédée une Action Prioritaire tant que la parité de conversion des OCABSA n’aura pas encore été fixée conformément aux termes et conditions arrêtées lors de l’assemblée générale du 15 décembre 2003, ou (ii) dès que ladite parité de conversion aura été arrêtée, pour le prix résultant de ladite parité.

5.2.2 Dans l’hypothèse de cession de tout ou partie du capital de la Société comprenant la cession d’Actions Prioritaires, pour quelque raison que ce soit (la “Vente”), le prix total de la Vente à percevoir par les Actionnaires cédants (le “Prix de Cession”) sera d’abord réparti à égalité entre toutes les Actions cédées à concurrence de leur valeur nominale.

L’excédent du Prix de Cession constaté à la suite de cette répartition sera ensuite attribué prioritairement:

(i)	en premier lieu à chaque Action Prioritaire cédée, dans la limite de la prime payée lors de sa souscription, en proportion du montant de cette prime d’émission ;

(ii)	en deuxième lieu, sans préjudice des sommes perçues au titre du (i) ci-dessus, le solde du Prix de Cession, le cas échéant, sera réparti entre les titulaires d’Actions Prioritaires participant à la cession considérée à concurrence d’un montant par Action de catégorie A, B, C ou D cédée par chaque titulaire d’Actions Prioritaire égal à 150 euros par Action, et, dans l’hypothèse où le solde du Prix de Cession à répartir au titre du présent paragraphe ne permettrait pas le paiement de cette somme additionnelle de 150 euros par action, ce solde du Prix de Cession après l’affectation prioritaire résultant du (i) ci-dessus sera réparti au profit de chaque titulaire d’Action Prioritaire considéré au prorata du nombre d’Actions cédées par ce dernier (qu’il s’agisse d’Actions de catégorie A, B, C ou D) par rapport au nombre total d’Actions de catégorie A, B, C ou D cédées par les titulaires d’Actions Prioritaires participant à la Cession considérée ;

(iii)	en troisième et dernier lieu, le solde du Prix de Cession, le cas échéant, sera réparti égalitairement entre toutes les Actions cédées.

5.2.3 (a) De même, en cas d’apport de tout ou partie du capital de la Société emportant apport d’Actions Prioritaires, comme en cas d’absorption de la Société par voie de fusion (la “Fusion”), les actions émises (les “Actions Nouvelles”) par la société absorbante en échange des Actions détenues par les Actionnaires cédants seront d’abord réparties en échange de la valeur nominale des Actions apportées.

(b) L’excédent d’Actions Nouvelles après cette répartition sera à son tour attribué prioritairement conformément aux principes définis au paragraphe 5.2.2 ci-dessus.

(c) La détermination du prix d’une Action Nouvelle et d’une Action Prioritaire au titre de la Fusion devra, préalablement à l’approbation du traité de Fusion par le Directoire, avoir recueilli l’accord de la majorité des Actionnaires titulaires d’Actions Prioritaires.

Dans tous les cas où, pour quelque raison que ce soit, ce prix ferait l’objet d’un désaccord entre les Actionnaires, le prix serait fixé conformément aux dispositions de l’Article 10-3.

(d) Les Actionnaires conviennent, et la Société accepte et reconnaît, que le traité de fusion relatif à la Fusion ne pourra être approuvé par le Directoire et signé par le Président de la Société que s’il inclut les dispositions nécessaires à la mise en œuvre et l’application stricte des dispositions du présent Article 5-2. Ils s’engagent donc à prendre toutes dispositions et, pour les Actionnaires seulement, passer tout vote à cette fin.

Dans l’hypothèse où toutefois, du fait de la Fusion, l’application des principes définis au paragraphe 5.2.2 ci-dessus serait rendue impossible, les Parties s’engagent à faire leur possible, par tout moyen, pour parvenir à un résultat équivalent d’attribution prioritaire du Prix conformément aux principes définis au paragraphe 5.2.2 ci-dessus.

ARTICLE 6 – MAINTIEN DES DROITS DES INVESTISSEURS SUR LES CAPITAUX PROPRES

6-1 Emissions / attributions nouvelles de bons et d’options

Tout exercice de bons de souscription de parts de créateurs d’entreprise, et plus généralement de tout bon (y compris BSA) ou option de souscription ou d’achat d’Actions consenti à des salariés ou dirigeants de la Société, n’ayant pas la qualité d’Actionnaire et plus généralement à des Tiers, sera subordonnée à l’adhésion du bénéficiaire au Pacte.

L’assemblée générale des actionnaires du 15 décembre 2003 a autorisé le Directoire à émettre un nombre maximum de 12.000 BSPCE et/ou BSA et/ou Stock-Options afin de mettre en place un nouveau système d’intéressement au sein de la Société devant notamment se substituer en partie aux mécanismes existants à la date de ce jour.

En conséquence, dans le cadre de la mise en œuvre de ce nouveau système d’intéressement, le Directoire s’engage (i) à ne remplacer des BSCPE qu’une fois reçue la lettre de renonciation à leur bénéfice et (ii) à ne remplacer des BSA qu’une fois leur cession réalisée au profit de la Société en vue de leur annulation.

6-2 Maintien de la Participation des Investisseurs

A l’occasion de toute nouvelle émission de Valeurs Mobilières, réservée ou non, les Investisseurs bénéficient du droit de maintenir leur Participation au même niveau qu’auparavant.

En conséquence, le Président du Directoire de la Société s’engage en cas d’émission de Titres donnant accès, immédiatement ou à terme, à une quotité du capital de la Société (à l’exception des options de souscription ou d’achat d’Actions et des bons de créateurs d’entreprise réservés aux salariés et dirigeants de la Société), à ce que chaque Investisseur soit mis en mesure de maintenir sa Participation au même niveau qu’auparavant et aux mêmes conditions (notamment de prix) que celles offertes aux autres souscripteurs.

6-3 Droit de Priorité des Investisseurs en cas d’Emission Nouvelle Réservée

En plus du droit de maintenir leur niveau de Participation, les Investisseurs disposent d’un droit de priorité par rapport à tout Tiers, pour souscrire à toute augmentation de capital ou émission de Valeurs Mobilières autres que des Actions (à l’exception des options de souscription ou d’achat d’Actions et des bons de créateurs d’entreprise réservés aux salariés et dirigeants de la Société) qui serait envisagée dans la Société, ce droit s’appliquant à proportion de la Participation de chaque Investisseur par rapport à la Participation totale des Investisseurs.

En conséquence, dès lors qu’une telle augmentation de capital ou émission de Valeurs Mobilières est envisagée avec suppression du droit préférentiel de souscription, le Président du Directoire de la Société doit informer les Investisseurs de toutes ses caractéristiques et de la date fixée pour l’Assemblée Générale de la Société devant statuer sur l’émission (la “Notification d’Émission Nouvelle”), et ce 10 Jours au moins avant la convocation de cette Assemblée.

Chaque Investisseur dispose de 10 Jours suivant la Notification d’Émission Nouvelle, pour faire connaître son avis, cet avis ne préjugeant ni du sens du vote de l’Investisseur lors de l’Assemblée Générale, ni de la faculté pour un Investisseur d’exercer tout ou partie des BSA Ratchet, alors détenus par lui. L’Emission Nouvelle devra en conséquence être réservée aux Investisseurs qui en auront fait la demande et à hauteur de cette demande, le surplus de cette nouvelle émission pouvant être réservée au(x) Tiers pressenti(s).

A défaut, les Actionnaires ayant voté en faveur d’une résolution en assemblée générale extraordinaire ne respectant pas le droit de priorité des Investisseurs s’engagent solidairement à céder aux Investisseurs qui en feront la demande dans le délai de soixante (60) Jours à compter de la réalisation de l’Emission Nouvelle, le nombre de Valeurs Mobilières nécessaires pour que, ajoutés aux Valeurs Mobilières qu’ils détiendraient au moment d’exercice de l’option ainsi consentie, la Participation de chaque Investisseur soit égale à sa Participation avant la réalisation de l’émission des Valeurs Mobilières concernées.

En tout état de cause aucune Emission Nouvelle ne peut être réservée à un Tiers sans engagement exprès et préalable d’adhérer au Pacte en qualité de Fondateur, sauf accord exprès et préalable des Investisseurs à une adhésion de la part du Tiers au Pacte.

En outre, toute émission de Titres donnant accès au capital de la Société devra être réalisée conformément aux dispositions de l’Article 7.

En tout état de cause, en cas d’émission de Valeurs Mobilières réalisée sans l’accord préalable et exprès de chacun des Investisseurs et qui serait susceptible, immédiatement ou à terme :

•	d’entraîner la prise de Contrôle par un Tiers ou un Actionnaire telle que définie au paragraphe 4-1 ci-dessus,

•	ou d’entraîner une dilution de la participation des Investisseurs dans le capital de la Société, étant précisé qu’une émission de Valeurs Mobilières avec maintien du droit préférentiel de souscription des actionnaires n’est pas considérée comme une opération susceptible d’entraîner une dilution de la participation des Investisseurs dans le capital de la Société même si les Investisseurs renoncent individuellement à exercer leur droit préférentiel de souscription, les Actionnaires qui auraient donné leur accord sur l’opération seraient solidairement et indivisiblement tenus d’acquérir les Valeurs Mobilières appartenant aux Investisseurs qui n’auraient pas donné leur accord sur l’opération, dans les conditions prévues à l’Article 4.

Le prix d’achat des Valeurs Mobilières appartenant à ces Investisseurs sera égal au prix résultant des conditions de l’émission des Valeurs Mobilières. A défaut d’accord des Investisseurs sur ce prix, le prix sera fixé par un expert qui sera désigné et exercera sa mission selon les modalités définies au paragraphe 10-3 ci-après.

ARTICLE 7 – ENGAGEMENTS PARTICULIERS de stéphane schmoll, Marc VERDET ET DES FONDATEURS

7–1 MM. Stéphane SCHMOLL et Marc VERDET s’engagent à consacrer de manière exclusive leur activité professionnelle au développement de la Société et de ses filiales aussi longtemps qu’ils auront un contrat de travail ou un mandat social dans la Société ou ses filiales et ce, pendant toute la durée du Pacte.

Toutefois, avec l’accord des Investisseurs possédant plus de 95 % des Valeurs Mobilières appartenant aux Investisseurs, MM. Stéphane SCHMOLL et Marc VERDET pourront, chacun en ce qui le concerne, être autorisés à exercer d’autres activités, notamment dans le groupe LOJACK.

MM. Stéphane SCHMOLL et Marc VERDET déclarent ne pas exercer de mandat social ou des fonctions de censeur dans une Société autre que la Société ou ses filiales.

7–2 En outre, MM. Stéphane SCHMOLL et Marc VERDET s’interdisent de percevoir des rémunérations ou des avantages indirects de la Société ou de ses filiales autres que la rémunération, les avantages et accessoires qui leur sont alloués en qualité de salarié ou de mandataire social.

MM. Stéphane SCHMOLL et Marc VERDET s’interdisent, sauf accord préalable exprès d’Investisseurs possédant plus de 95 % des Valeurs Mobilières appartenant aux Investisseurs, de s’intéresser, à quelque titre que ce soit, directement ou indirectement, notamment en qualité de salarié, administrateur, membre du conseil de surveillance, dirigeant, conseil ou autre, rémunéré ou non, à toute Société ou groupement qui exercerait une activité concurrente, similaire ou analogue à celle de la Société ou de l’une de ses filiales. En outre, MM. Stéphane SCHMOLL et Marc VERDET s’interdisent de détenir une participation directe, ou indirecte au sens de l’article L 233-4 du Code de Commerce, dans le capital d’une société ou d’un groupement exerçant une telle activité, sans préjudice de la faculté de détenir une participation inférieure à 5 % dans le capital d’une société dont les actions sont inscrites sur un marché réglementé français ou étranger.

Le présent engagement restera en vigueur pour MM. Stéphane SCHMOLL et Marc VERDET pour toute la durée pendant laquelle l’un et/ou l’autre sera salarié ou mandataire social de la Société et pendant une durée de douze mois à compter du jour de la rupture de leur contrat de travail ou de leur mandat social.

7-3 Chacun des membres du Groupe Fondateurs déclare en ce qui le concerne :

•	à ne pas avoir déposé ou acquis en son nom des droits d’auteur, des brevets, marques et autres droits de propriété industrielle ou intellectuelle liés directement à l’Activité de la Société ou de l’une de ses filiales,

•	et à ne pas avoir conclu d’accords liés à un droit d’auteur, à un droit de propriété industrielle ou intellectuelle ou à une connaissance ou savoir-faire, brevetable ou non, liés directement ou indirectement ou susceptibles d’être utiles à l’Activité de la Société ou de l’une de ses filiales, .

Chacun des membres du Groupe Fondateurs s’engage également :

•	à ne pas déposer ou acquérir en son nom les droits d’auteur, les brevets, marques et autres droits de propriété industrielle ou intellectuelle liés directement à l’Activité de la Société ou de l’une de ses filiales,

•	et à ne pas conclure d’accords liés à un droit d’auteur, à un droit de propriété industrielle ou intellectuelle ou à une connaissance ou savoir-faire, brevetable ou non, liés directement ou indirectement ou susceptibles d’être utiles à l’Activité de la Société ou de l’une de ses filiales.

MM. Stéphane SCHMOLL et Marc VERDET s’interdisent également de prendre, acheter ou déposer en leur nom personnel tous brevets, marques au autres droits de propriété industrielle ou intellectuelle, liés directement ou indirectement ou susceptibles d’être utiles à l’Activité ou de l’une de ses filiales, ces opérations devant être effectuées au nom de la Société elle-même.

Ainsi, la Société fera ses meilleurs efforts pour que chaque salarié, préalablement à son entrée ou à son embauche au sein de la Société, souscrive un engagement au titre duquel il transférera à la Société l’intégralité des Droits de Propriété afférents aux travaux qu’il sera amené à effectuer dans le cadre de son emploi et/ ou de sa mission, étant entendu que tout dépôt de brevet résultant de l’activité de la Société sera fait au nom de la Société.

7-4 Enfin, MM. Stéphane SCHMOLL et Marc VERDET s’engagent, chacun en ce qui le concerne, dans le cas où il démissionnerait de ses fonctions au sein de la Société ou en cas de licenciement pour faute lourde, dans un délai de dix-huit (18) mois à compter de la signature des présentes, à céder l’ensemble des Valeurs Mobilières qu’il aura souscrit lors de l’assemblée générale extraordinaire du 15 décembre 2003, à savoir:

•	pour Marc VERDET:

à un prix fixé par un expert dans les conditions stipulées au paragraphe 10-3;

•	pour Stéphane SCHMOLL:

à un prix fixé par un expert dans les conditions stipulées au paragraphe 10-3 réduit d’un pourcentage déterminé comme suit:

•	dans l’hypothèse où la démission interviendrait entre le premier et le sixième mois inclus suivant la signature du Pacte, la décote sera de 75% sur le prix fixé par l’expert;

•	dans l’hypothèse où la démission interviendrait entre le septième et le douzième mois inclus suivant la signature du Pacte, la décote sera de 60% sur le prix fixé par l’expert;

•	dans l’hypothèse où la démission interviendrait entre le treizième et le dix-huitième mois suivant la signature du Pacte la décote sera de 45% sur le prix fixé par l’expert.

Ne sera pas considérée comme étant une démission, au sens du présent paragraphe, la cessation des fonctions résultant soit du décès, soit de la survenance d’une incapacité partielle permanente d’au moins 25 % au sens de la législation de la sécurité sociale, définitivement constatée. Toutefois, en cas de maladie ou accident entraînant une incapacité de travail inférieure à 25%, les Signataires conviennent d’examiner ensemble de bonne foi, s’il y a lieu d’amender les dispositions ci-dessus. De même, ne sera pas considérée comme une démission, au sens du présent paragraphe, la cessation des fonctions de MM. Stéphane SCHMOLL ou Marc VERDET résultant du décès ou d’une maladie grave de sa femme ou d’un de ses enfants.

Les Investisseurs disposeront d’un délai de six (6) mois après la cessation des fonctions de MM. Stéphane SCHMOLL ou de Marc VERDET pour exercer leur option d’achat par lettre recommandée avec demande d’avis de réception. Les Investisseurs se répartiront les Valeurs Mobilières à acquérir à proportion de leurs droits irréductible et réductible, tels que définis au paragraphe 3-2-2 ci-dessus, sauf accord différent entre eux.

Par ailleurs, les Investisseurs pourront se substituer toute personne de leur choix pour acquérir les Valeurs Mobilières appartenant à MM. Stéphane SCHMOLL ou Marc VERDET.

Il est expressément précisé que l’exercice, par les Investisseurs, de l’option d’achat dont ils bénéficient aux termes du présent paragraphe ne pourra pas être considéré comme entraînant un Changement de Contrôle.

7-5 En cas de Mandat de vente confié à une banque d’affaires, le Directoire de la Société et M. Stéphane Schmoll s’engagent à coopérer pleinement, à fournir tout document concernant la Société et, de façon plus générale à prendre toutes dispositions requises en vue de la bonne exécution du mandat.

7-6 La Société est débitrice envers LoJack de certaines sommes dues au titre du Contrat de Licence : compte tenu des termes de l’avenant n°2 au Contrat de Licence conclu ce jour, le Directoire s’engage à procéder au règlement de ces dettes envers LoJack dans les meilleurs délais à compter du 22 décembre 2003, et en tout état de cause, avant le 31 décembre 2003.

ARTICLE 8 – SOCIETES CONTROLEES

8-1 MM. Stéphane SCHMOLL et Marc VERDET se portent fort d’obtenir de toutes sociétés dont ils détiennent ou viendraient à détenir le Contrôle, directement ou indirectement, ensemble ou individuellement, qu’elles maintiennent un caractère concurrentiel normal à leurs relations commerciales ou financières avec la Société et ses filiales, actuelles ou futures.

8-2 Par ailleurs, tout Signataire s’engage à notifier dans un délai de 10 jours aux autres Signataires un Changement de Contrôle le concernant.

ARTICLE 9 – INTRODUCTION EN BOURSE

9-1 En cas d’admission des Actions à la cote d’un marché réglementé d’une Bourse de valeurs française ou étrangère, le Groupe Fondateurs reconnaît aux membres du Groupe Investisseurs le droit de mettre sur le marché, le jour de l’introduction, à proportion de leur participation, une partie des Valeurs Mobilières offertes au public.

9-2 MM. Stéphane SCHMOLL et Marc VERDET s’interdisent de procéder à l’admission à la cote d’un marché réglementé français ou étranger des actions d’une société Contrôlée par la Société ou qui contrôle cette dernière, toute introduction en bourse devant porter sur les Valeurs Mobilières, sauf accord préalable et exprès de chacun des Investisseurs.

9-3 Les Investisseurs devront consulter le Groupe Fondateurs sur le choix de l’établissement introducteur et des autres prestataires de services intervenant dans le cadre de l’opération.

ARTICLE 10 – EXECUTION FORCEE, PROCEDURE ET EXPERTISE

10-1 Exécution forcée

10-1-1 Exercice du droit de préemption

En cas d’exercice du droit de préemption visé aux Articles 3, et au paragraphe 4-1-2, la vente pourra être rendue opposable à la Société par la production, à cette dernière et au mandataire commun désigné à l’Article 13 ci-après, d’un original des présentes et de tout document justifiant que les Investisseurs ont usé de ce droit dans les formes et délai prévus et qu’ainsi la vente est réalisée.

Toutefois, en cas de défaillance des cédants, les Signataires auront la faculté:

•	de consigner le prix d’acquisition des Valeurs Mobilières entre les mains d’un tiers séquestre – dont ils notifieront l’identité et le domicile aux cédants et au mandataire commun désigné à l’Article 13 ci-après – à charge pour lui de remettre ce prix aux cédants contre remise des ordres de mouvement dûment signés,

•	et de faire désigner en justice un mandataire avec mission de constater la réalisation de la vente et de signer tous ordres de mouvement ou autres actes et pièces qui pourraient être nécessaires pour rendre la vente opposable à la Société.

10-1-2 Exercice du droit de retrait

En cas de défaillance des Cédants à la suite de l’exercice du droit de retrait visé aux paragraphes 4-1-2, les Signataires ayant usé de ce droit auront la faculté :

•	de déposer les ordres de mouvement dûment signés entre les mains d’un tiers séquestre – dont ils notifieront l’identité et le domicile aux Cédants et au mandataire commun désigné à l’Article 13 ci-après – à charge pour lui de les remettre aux acquéreurs contre remise du prix,

•	et de mettre les Cédants en demeure de verser le prix à ce tiers séquestre dans un délai de quinze (15) Jours.

Passé ce délai, chacun des Signataires qui aura entendu user de son droit de retrait aura la faculté d’y renoncer et d’acquérir des Valeurs Mobilières dans les quantités, aux conditions et dans le délai ci-après fixés.

A cet effet, les Cédants défaillants s’obligent, solidairement et indivisiblement entre eux, à céder à chacun des Signataires qui en feront la demande le nombre de Valeurs Mobilières nécessaire pour leur permettre de détenir ensemble, à leur choix, 34 % ou 51 % du capital ou des droits de vote de la Société.

Cette option d’achat s’exercera par priorité sur des Actions et, seulement de manière subsidiaire, si nécessaire, sur des Valeurs Mobilières donnant droit, d’une façon immédiate ou différée, à la souscription ou à l’attribution d’Actions .

Si l’exercice de l’option d’achat fait suite à l’exercice du droit de retrait prévu au paragraphe 4-1-2 et s’il porte sur des Valeurs Mobilières de la même catégorie que celles qui ont fait l’objet d’une Transmission à un Tiers, le prix de cession sera égal à celui proposé par le Tiers ou résultant des conditions de la Transmission.

Si l’exercice de l’option d’achat porte sur des Valeurs Mobilières d’une autre catégorie, le prix sera, à défaut d’accord, fixé par un expert qui sera désigné et exercera sa mission selon les modalités définies au paragraphe 10-3 ci-après.

Ceux des Signataires qui entendront user de ce droit devront le notifier aux Cédants dans un délai de trente (30) Jours à compter de l’expiration du délai de quinze (15) Jours prévu au premier alinéa ci-dessus, après une mise en demeure restée infructueuse. Cette notification devra indiquer la répartition, entre les Signataires, des Valeurs Mobilières qu’ils seront en droit d’acquérir. A défaut d’indication de cette répartition ou en cas de désaccord entre les Signataires, leur droit au titre de l’option d’achat s’exercera selon les modalités définies au cinquième alinéa du paragraphe 3-2-2.

Passé ce délai, les Signataires qui auront initialement exercé leur droit de retrait pourront seulement en poursuivre l’exécution dans les conditions de droit commun.

En cas d’exercice de l’option d’achat, la vente sera, du seul fait de la notification de l’exercice de ce droit, réalisée au profit des Signataires qui auront exercé cette option d’achat. Les ordres de mouvement et toutes autres pièces nécessaires devront être remis aux cessionnaires dans les trente (30) Jours de cette notification ou, en cas d’expertise, dans les trente (30) Jours de la remise du rapport de l’expert.

En cas de défaillance des Cédants, les dispositions du paragraphe 10-1-1 ci-dessus seront applicables.

10-2 Procédure

Pour l’exécution des dispositions du Pacte:

•	toutes les notifications sont faites par lettre recommandée avec demande d’avis de réception ou par acte extrajudiciaire,

•	toutes les notifications sont valablement faites, selon le cas, à chacun des Investisseurs (ou à leur représentant visé à l’Article 12), ou au représentant du Groupe Fondateurs (tel que prévu à l’Article 12),

•	et copies de toutes les notifications doivent être adressées au gestionnaire du Pacte.

10-3 Expertise

Dans tous les cas où le Pacte prévoit une expertise pour déterminer le prix des Valeurs Mobilières dont la cession doit intervenir en application de celui-ci, ce prix sera fixé par un expert désigné conformément aux dispositions de l’article 1843-4 du Code Civil.

L’Actionnaire ayant notifié qu’il entendait recourir à une expertise devra, dans les quinze (15) Jours de cette notification, proposer un expert à l’autre partie. Si, dans un délai de quinze (15) Jours, l’expert proposé n’est pas agréé par l’autre partie ou si, en cas de pluralité de demandeurs, un accord n’est pas obtenu sur le choix d’un expert unique, l’expert sera désigné par voie de justice à la requête de la partie la plus diligente.

Du jour de sa nomination, l’expert disposera d’un délai de quarante cinq (45) Jours, sauf prorogation décidée d’un commun accord entre toutes les parties concernées, pour exécuter sa mission et remettre son rapport simultanément à toutes les parties. Ce rapport ne sera soumis à aucune condition de forme. En revanche, l’expert devra, préalablement à la remise de son rapport définitif, adresser à toutes les parties un projet de rapport afin de permettre à ces dernières de faire toutes observations qu’elles jugeraient utiles. L’expert, sans être tenu de donner droit à ces observations, sera tenu d’y répondre. Le rapport définitif ne sera établi qu’après que l’expert ait répondu aux observations éventuelles qui lui auront été présentées dans les 8 Jours de la remise du projet de rapport.

L’expert devra indiquer la valeur de la Société et le prix unitaire des Actions sera égal à cette valeur divisée par le nombre d’Actions composant le capital totalement dilué (hors BSA ratchet) à la date de la cession.

La décision de l’expert ne pourra faire l’objet d’aucun recours.

En cas d’empêchement quelconque de l’expert, un nouvel expert sera désigné selon les modalités prévues à l’alinéa 2 ci-dessus.

Les frais d’expertise seront supportés par égalité entre toutes les parties concernées.

ARTICLE 11 - CONDITIONS DE CESSION DES VALEURS MOBILIERES

Pour l’exécution des dispositions du Pacte, les Valeurs Mobilières seront cédées en pleine propriété, libres de tout nantissement ou autre empêchement quelconque, et avec jouissance du jour où, par l’expiration de tout délai de renonciation ou d’exercice d’un droit, la vente sera réputée réalisée.

Sauf l’effet des dispositions des Articles 3, 4 et 5 ou accord différent, le prix des Valeurs Mobilières cédées devra être payé comptant, contre remise des ordres de mouvement et toutes autres pièces nécessaires.

Les Parties sont expressément convenues que les membres du Groupe Investisseurs, en cas de Transmission des Valeurs Mobilières leur appartenant, que ce soit par suite de l’exercice de leur droit de retrait ou autrement, ne pourront pas être tenus de donner ou de participer à quelque garantie que ce soit, octroyée par les Cédants, étant précisé que les conséquences qui pourraient en résulter sur le prix de cession des Valeurs Mobilières appartenant aux Investisseurs et autres Signataires ne participant pas à la garantie qui serait octroyée par les Cédants seront arrêtées d’un commun accord au jour de la Transmission.

Il est précisé à titre d’information que les fonds communs de placement à risques ne bénéficiant pas de la procédure allégée ont l’interdiction réglementaire d’octroyer une garantie de passif.

ARTICLE 12 – REPRESENTATIONS

12-1 Représentation des membres du Groupe Fondateurs

Afin de faciliter les relations réciproques des Signataires, les membres du Groupe Fondateurs, conviennent que, pour toutes les procédures prévues dans le Pacte (notification d’opérations, exercice des droits, de préemption ou de retrait, mise en œuvre des obligations de vente, acceptation et information, etc.), ils seront valablement représentés, auprès des autres Signataires, dans l’exercice de leurs droits et obligations, par Monsieur Jean-Jacques Schmoll, représentant titulaire, et Monsieur Xavier Gérard, représentant suppléant. En cas d’empêchement du représentant titulaire, le représentant suppléant deviendra titulaire et devra, dans un délai de 30 Jours, notifier à tous les Signataires, et au gestionnaire du Pacte l’identité d’un nouveau représentant suppléant.

12–2 Représentation du Groupe Siparex

Afin de faciliter les relations réciproques des Signataires, les membres du Groupe SIPAREX conviennent que, pour toutes les procédures prévues dans le Pacte (notification d’opérations, exercice des droits de préemption ou de retrait, mise en œuvre des obligations de vente, acceptation et information, etc.), ils seront valablement représentés, auprès des autres Signataires, dans l’exercice de leurs droits et obligations, par la société SIGEFI VENTURES GESTION.

ARTICLE 13 – MANDATAIRE COMMUN CHARGE DE LA GESTION DU PACTE

Afin de garantir l’exercice des droits que se consentent mutuellement les Signataires et pour conférer au Pacte sa pleine efficacité, Maître Didier Chambeau (le « Mandataire Commun »), 47, rue de Monceau, 75008 Paris, a été chargé de la gestion du Pacte.

En sa qualité de gestionnaire du Pacte, spécialement mandaté par les Signataires pour toute la durée prévue à l’Article 14 ci-après, le Mandataire Commun:

•	veille à ce que les comptes d’Actionnaires ouverts par la Société mentionnent les restrictions dont les Valeurs Mobilières appartenant aux Signataires sont grevées en application des présentes ;

•	est seul habilité à recevoir les ordres de mouvement émanant d’un Signataire et à les transmettre pour exécution à la Société ;

•	ne doit donner instruction à la Société d’enregistrer un ordre de mouvement qu’après avoir vérifié la régularité de ces ordres de mouvement au regard des engagements contenus dans le Pacte et s’être assuré que les procédures ont été respectées, en sorte que l’exécution de l’ordre de mouvement peut être menée à bien.

Le présent mandat portera sur la gestion de toutes les Valeurs Mobilières et appartenant aux Signataires.

Le Mandataire Commun pourra mettre fin à tout moment à sa mission, sous réserve de le notifier à chacun des Signataires trois mois au moins à l’avance. Si, à l’expiration de ce préavis, un nouveau mandataire commun n’a pas été désigné, le Signataire le plus diligent pourra saisir le président du Tribunal du siège de la Société à l’effet de demander la désignation d’un nouveau mandataire commun.

ARTICLE 14 – DUREE ET PORTEE DES CLAUSES

14-1 Le Pacte est entre en vigueur ce jour et s’appliquera pendant une durée de dix (10) ans. Si, à l’issue de cette première période, les Investisseurs sont toujours détenteurs de Valeurs Mobilières, le Pacte sera automatiquement et de plein droit reconduit pour une nouvelle durée de 10 ans et, ainsi de suite, à chaque échéance de renouvellement.

Il cessera de produire ses effets à l’égard de tout Signataire qui aura transmis toutes les Valeurs Mobilières lui appartenant, mais seulement à compter du jour où il aura exécuté toutes ses obligations et été rempli de l’intégralité de ses droits.

La Transmission à un Tiers ou à l’un des Signataires de la totalité des Valeurs Mobilières appartenant à l’un des Signataires n’entraînera pas la résiliation du Pacte à l’égard des autres Signataires, sans préjuger de la faculté pour chacun des Investisseurs, d’exercer, le cas échéant, le droit de retrait qui lui est reconnu à l’Article 4.

La fusion par absorption de la Société par une autre société n’entraînera pas la résiliation du Pacte qui continuera à produire ses effets entre les soussignés pour les Valeurs Mobilières émises par la société absorbante.

En revanche, il sera résilié de plein droit au jour de l’admission des Actions à la cote d’un marché réglementé d’une Bourse de valeurs.

14-2 Chacune des clauses du Pacte n’a pas un caractère déterminant sur l’ensemble de la convention et la nullité de l’une ou plusieurs d’entre elles n’entraînera pas la nullité de l’ensemble de la convention.

14-3 Aucun des Signataires ne pourra transférer des Valeurs Mobilières, y compris si la Transmission est autorisée par les autres Signataires, sans que le bénéficiaire de la Transmission s’il n’est pas déjà parti au Pacte, n’y ait expressément adhéré en qualité de membre du groupe du cédant et n’ait accepté par écrit d’être tenu de toutes les obligations résultant des présentes et de se soumettre à ses dispositions dans les mêmes conditions que s’il en avait été initialement Signataire.

14-4 A l’exception du Contrat de Licence, du protocole conclu entre certains actionnaires de catégorie A, le Pacte remplace et annule le pacte d’actionnaires du 26 novembre 2001 tel que modifié par l’avenant du 27 novembre 2001 ainsi que tous les autres engagements antérieurs existant entre les actionnaires.

ARTICLE 15 - Droit applicable – juridiction competente

Le présent Pacte est soumis pour son application et son exécution au droit français.

Tout litige concernant l’interprétation ou l’exécution du présent Pacte sera, à défaut d’accord amiable entre les Parties, soumis au tribunal de commerce de Paris.

ARTICLE 16 - ELECTION DE DOMICILE

Pour l’exécution du Pacte, chacun des Signataires fait élection de domicile à son domicile ou siège social ou, le cas échéant, à celui de son représentant tel que prévu à l’Article 12.

Fait en seize (16) exemplaires originaux,

A Paris, le 15 décembre 2003

Monsieur Jean-Jacques SCHMOLL	Madame Jacqueline SCHMOLL Représentée par Florence Kossoff

/s/: JEAN-JACQUES SCHMOLL	/s/: FLORENCE KOSSOF

Monsieur Stéphane SCHMOLL	Madame Evelyne SCHMOLL Représentée par Florence Kossoff

/s/: STÉPHANE SCHMOLL	/s/: FLORENCE KOSSOF

Monsieur Luc CHAMBON	Monsieur Jules Bernard SUSSMANN

/s/: LUC CHAMBON	/s/: JULES BERNARD SUSSMANN

Monsieur Jean BOUSQUET Représenté par Florence Kossoff

/s/: FLORENCE KOSSOF

COLEBROOK Représentée par Stéphane Schmoll	STOCKVAL Représentée par Xavier Gérard

/s/: STÉPHANE SCHMOLL	/s/: XAVIER GÉRARD

Monsieur Xavier GERARD	Monsieur Eric GERARD Représenté par Xavier Gérard

/s/: XAVIER GÉRARD	/s/: XAVIER GÉRARD

Monsieur Laurent GERARD Représenté par Xavier Gérard	Monsieur Jacques GERARD Représenté par Xavier Gérard

/s/: XAVIER GÉRARD	/s/: XAVIER GÉRARD

Madame Anne-Marie GERARD Représentée par Xavier Gérard	Madame Chantal LAHALLE Représentée par Xavier Gérard

/s/: XAVIER GÉRARD	/s/: XAVIER GÉRARD

Monsieur Laurent MARNIER Représenté par Xavier Gérard	Monsieur Edouard COURTIAL Représenté par Xavier Gérard

/s/: XAVIER GÉRARD	/s/: XAVIER GÉRARD

Project Management Services Représentée par Florence Kossoff	CP LONG TERME Représentée par Jean-Jacques Schmoll

/s/: FLORENCE KOSSOF	/s/: JEAN-JACQUES SCHMOLL

Indivision TARDY-JOUBERT Représentée par Florence Kossoff	Monsieur Roland de MALHERBE Représentée par Jean-Jacques Schmoll

/s/: FLORENCE KOSSOF	/s/: JEAN-JACQUES SCHMOLL

Monsieur Xavier VERGEADE Représentée par Stéphane Schmoll	Monsieur Fred ULLMO Représenté par Florence Kossoff

/s/: STÉPHANE SCHMOLL	/s/: FLORENCE KOSSOF

Madame Florence KOSSOFF	LIXCAM INC Représentée par Xavier Gérard

/s/: FLORENCE KOSSOF	/s/: XAVIER GÉRARD

Monsieur Hervé RIPAULT	Monsieur Pierre DARIOT Représenté par Jules Bernard Sussmann

/s/: HERVÉ RIPAULT	/s/: JULES BERNARD SUSSMANN

Monsieur Philippe de FONTENAY Représenté par Hervé Ripault	Monsieur Arthur de la GRANDIERE Représenté par Hervé Ripault

/s/: HERVÉ RIPAULT	/s/: HERVÉ RIPAULT

Monsieur Pierre de CROISSET Représenté par Hervé Ripault	Monsieur Philippe EMBIRICOS Représenté par Xavier Gérard

/s/: HERVÉ RIPAULT	/s/: XAVIER GERARD

Monsieur Gilles ROUCHIE Représenté par Xavier Gérard	Monsieur Xavier LEPINE Représenté par Xavier Gérard

/s/: XAVIER GERARD	/s/: XAVIER GERARD

SCORPION NOMINEES (BVI) LTD Représentée par Xavier Gérard	Monsieur Neville COOK Représenté par Xavier Gérard

/s/: XAVIER GERARD	/s/: XAVIER GERARD

Monsieur Hugues LAMOTTE Représentée par Xavier Gérard

/s/: XAVIER GERARD

Monsieur Charles DURAND Représenté par Jules Bernard Sussmann	Monsieur Charley HANNOUN Représenté par Florence Kossoff

/s/: JULES BERNARD SUSSMANN	/s/: FLORENCE KOSSOFF

Monsieur Dominique FAUVE Représenté par Jean-Jacques Schmoll	LOJACK Représentée par Monsieur Joseph Abely

/s/: JEAN-JACQUES SCHMOLL	/s/: JOSEPH ABELY

EADS Telecom SAS Représentée par Monsieur Remy Blain	SIGEFI VENTURES GESTION Représentée par Monsieur Michel FAURE

/s/: REMY BLAIN	/s/: MICHEL FAURE

SIPAREX CROISSANCE Représentée par Monsieur Michel FAURE	SIPAREX DEVELOPPEMENT Représentée par Monsieur Michel FAURE

/s/: MICHEL FAURE	/s/: MICHEL FAURE

CREDIT LYONNAIS Private Equity Représentée par Laurent Espic	BNP PARIBAS DEVELOPPEMENT Représentée par Denis Bougnoux

/s/: LAURENT ESPIC	/s/: DENIS BOUGNOUX

VIVERIS MANAGEMENT Représentée par Marc Villecroze	TRACKER NETWORK UK Représentée par Stéphane Schmoll

/s/: MARC VILLICROZE	/s/: STÉPHANE SCHMOLL

INNOVEN PARTENAIRES Représentée par Thomas Balland	A PLUS FINANCE Représentée par Niels COURT-PAYEN

/s/: THOMAS BALLAND	/s/: NIELS COURT-PAYEN

Marc VERDET	Arnold Raicher Représentée par Stéphane Schmoll

/s/: MARC VERDET	/s/: STÉPHANE SCHMOLL

Mercure Epargne Longue Représenté par Jean-Jacques Schmoll	VALERAP Patrimoine Représenté par Jean-Jacques Schmoll

/s/: JEAN-JACQUES SCHMOLL	/s/: JEAN-JACQUES SCHMOLL

Hervé Hirt Représenté par Florence Kossoff	Olivier Chevrillon Représenté par Jean-Jacques Schmoll

/s/: FLORENCE KOSSOFF	/s/: JEAN-JACQUES SCHMOLL

Nathalie Bovard Représenté par Jean-Jacques Schmoll	Christine Gérard Représentée par Xavier Gérard

/s/: JEAN-JACQUES SCHMOLL	/s/: XAVIER GÉRARD

Jacques de Panisse Passis Représenté par Jean-Jacques Schmoll	Yann Houdré Représenté par Xavier Gérard

/s/: XAVIER GÉRARD	/s/: XAVIER GÉRARD

Traqueur SA Représenté par Marc Verdet

/s/: MARC VERDET

ANNEXE A

Copie du contrat de licence

accordée par LOJACK le 1er septembre 1997

-

copie de l’avenant n°1 du 6 novembre 2001

-

copie de l’avenant n°2 du 15 décembre 2003

ANNEXE B

Business Plan